UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: February 28, 2007

Date of reporting period: March 1, 2006— February 28, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Value Fund

2|28|07

Annual Report

PUTNAM INVESTMENTS

10
CENTS
THREE CENTS
4¢
U.S.POSTAGE
3¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Small Cap
Value Fund

2| 28| 07

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	22
Financial statements	23
Federal tax information	40
Brokerage commissions	40
About the Trustees	41
Officers	45

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

From our present vantage point, it has become apparent that certain sectors of the U.S. economy have slowed somewhat, although the global economy continues to demonstrate healthy growth. In recent weeks, financial markets have reflected increased uncertainty about the effects of the housing market decline and tighter credit standards by mortgage lenders on the U.S. economy. However, we believe that the U.S. economy is flexible enough to adapt to these challenges, just as it has adapted to other challenges that have arisen in the course of the recent economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is a founding partner of and advisor to the Boston Options Exchange; a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended February 28, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Small Cap Value Fund: seeking to uncover
opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is so large —comprising 2,000 companies or more — and changes so quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding those companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger companies and are able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; on the other hand, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s management team looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product that fills a need often have this effect. In addition, the management team considers stocks that have recently fallen out of favor with investors. The stocks of smaller companies are historically much more volatile than blue chips; relatively minor earnings disappointments or increased competition in the market can trigger a disproportionate drop in share prices. In targeting stocks that management believes have been oversold, the fund seeks exposure to stocks that have favorable risk/reward profiles.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Small Cap Value Fund holdings have

spanned sectors and industries over time.

Putnam Small Cap Value Fund seeks capital appreciation by investing in undervalued stocks of small-capitalization U.S. companies. The fund pursues its objective by seeking high-quality companies whose true values are not yet recognized by the market. This fund may be appropriate for investors who seek growth potential and are willing to accept the price volatility associated with investing in small-cap stocks.

Highlights

• For the year ended February 28, 2007, Putnam Small Cap Value Fund’s class A shares returned 10.32% without sales charges.

• The fund’s benchmark, the Russell 2000 Value Index, returned 14.34% for the year.

• The average return for the fund’s Lipper category, Small-Cap Value Funds, was 10.99% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 2/28/07

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 4/13/99)	16.50%	15.71%	233.00%	215.55%

5 years	14.73	13.49	98.80	88.31

3 years	14.42	12.38	49.80	41.92

1 year	10.32	4.51	10.32	4.51

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

Against the backdrop of a softening U.S. economy and market volatility, Putnam Small Cap Value Fund posted what we consider strong results in absolute terms. However, in relative terms, or compared to its benchmark index and Lipper peer group, those results appear somewhat disappointing; the fund underperformed both the benchmark Russell 2000 Value Index and the average for its Lipper peer group, Small-Cap Value Funds. While unfavorable stock selection in several areas contributed to this underperformance, we believe that the portfolio’s limited exposure to real estate investment trusts (REITs) played the most significant role. We believed that REITs had become overpriced after a long run and, consequently, we maintained an underweight position in these securities relative to the benchmark and the peer group. However, with yields in the fixed-income market remaining low, investors continued to be attracted to the combination of income and appreciation potential offered by REITs. As a result, the fund did not fully participate in this sector’s subsequent strength.

Market overview

The 12-month period ended February 28, 2007, saw a return of seesaw volatility following an extended period of relative stability. The U.S. economy began the fiscal year on a positive note, amid supportive trends of solid corporate profits, improving job creation, and a low but acceptable fourth-quarter GDP of 1.1% . By April 2006, however, wary investors retreated due to concerns about inflation, slowing economic growth, the state of the U.S. housing market, and rising interest rates.

The moment that the markets had waited for arrived in August: the Federal Reserve (the Fed) paused in its two-year program of interest-rate increases. Encouraged to return to the market, investors were further encouraged by a stream of mergers and acquisitions, positive corporate earnings news, and lower oil prices. By December 2006, this relatively optimistic perspective had driven the S&P 500 Index to its highest level in six years.

The market upswing did not last long into 2007. As quickly as the midyear market had risen, so the last month of the fiscal year brought a tumultuous correction. The first sign of unrest came from U.S. Senate concerns over the effects of the housing slowdown on sub-prime lenders.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 2/28/07.

Equities

Russell 2000 Value Index
(small-company value stocks)	14.34%

Russell 3000 Value Index
(multi-cap value stocks)	16.40%

Russell 3000 Growth Index
(multi-cap growth stocks)	7.82%

S&P 500 Index
(broad stock market)	11.97%

Bonds

Lehman Aggregate Bond Index
(broad bond market)	5.54%

Lehman Municipal Bond Index
(tax-exempt bonds)	4.96%

Lehman Credit Index
(corporate bonds)	6.09%

Soothing words from Fed Chairman Ben Bernanke helped counteract a mid-month dip in markets. By the end of February 2007, however, U.S. equity markets had experienced an abrupt sell-off of over 3%, part of a global chain reaction caused by China’s crackdown on stock speculation as well as by rumors that steps might be taken to slow that country’s economic growth. While China’s disruption may have been the immediate cause of the U.S. correction, changing market sentiment also reflected long-term investor concerns regarding the U.S. economy and whether the Fed would be successful in cooling growth sufficiently to combat inflation without sending the economy into a recession. The S&P 500 Index, which had registered multi-year highs, experienced a steep one-day correction on the next-to-last trading day of the month, dropping to levels not seen since early December 2006.

Strategy overview

We are committed to seeking out high-quality, undervalued stocks that have what we consider to be improving fundamentals. Small-cap stocks are often under-researched, overlooked, and inefficiently priced. We look for companies that we believe have sustainable revenues, healthy balance sheets, and strong cash flow. We also look for any positive catalyst that we believe may improve a company’s prospects and stimulate capital appreciation. As value investors, we know to be patient, because it can take many months for the market to recognize a stock’s true worth. Often, we may hold a stock for 12 to 18 months before it approaches what we consider its fair value. We believe our intermediate- to long-term outlook differentiates this fund from other funds that may focus on achieving results over shorter periods.

We use bottom-up analysis to identify stocks we believe are inexpensive and have a catalyst for positive change. The fund also seeks broad diversification across industries and market sectors, and typically holds 200 or more companies in the portfolio. Because the small-cap value universe is so vast and the market typically operates with a number of inefficiencies, we have a large number of stocks to evaluate and select for the portfolio. This focus on diversification helps us pursue one of our key performance objectives: to avoid large positions in any stocks that might severely underperform, a constant danger in the small-cap universe.

Your fund’s holdings

A theme for several successful holdings this year was acquisition, which is one way that small-cap stocks can gain value. Delta & Pine Land is a prime example. This 90-year-old company is a leading commercial breeder, producer, and marketer of cotton and soybean seeds. Demand for its specialty seeds, developed to increase crop production or fight disease, has increased substantially. During the year, Monsanto acquired the company; the stock appreciated, and we sold the fund’s position to lock in profits.

When our analysts research potential portfolio holdings, they seek out-of-favor, undervalued companies that are poised to experience positive change. Belden CDT, which produces high-speed electronic cables and connectivity products, is an example of just such a turnaround. Several years ago, the cable industry suffered from overcapacity, and Belden’s revenues declined. It merged with another cable company, and brought in different management. The new team consolidated plants and revamped the company’s product line and distribution process, which caused revenues to increase. As share prices rose, we sold off a portion of the fund’s position, taking profits, but we still have shares in the portfolio.

Intensive marketing has turned Tempur-Pedic into a well-recognized consumer brand. Our research indicated that the company’s fundamentals were very attractive, with a long history of steady growth that reflected its successful marketing efforts. Tempur-Pedic subsequently became the focus of an overnight fad in Japan, causing sales to soar. When the fad cooled, earnings failed to meet analysts’ inflated forecasts. In a case of investor overreaction, the market then punished the stock. We were able to buy shares on weakness and were rewarded during the reporting period as the stock rose once again. With a secular shift from traditional spring mattresses to foam mattresses, and well-planned growth, we believe Tempur-Pedic should continue to prosper.

One area that detracted from fund performance was the manufactured housing industry. Housing in general suffered significant setbacks, but manufactured housing experienced additional declines after the extraordinary post-Katrina demand dried up. Two of our holdings declined, yet we have different views of each. Fleetwood Enterprises had double revenue hits from both its housing business and its recreational vehicle sales. We were not optimistic about its future; we sold the fund’s position during the year and used the proceeds to pursue other opportunities. We are more positive about Champion Enterprises, especially in light of a secular shift toward modular housing versus building from scratch. We believe this trend will support the company’s revenues going forward and have increased our position in this stock.

Directed Electronics straddles both the technology and consumer sectors. The company produces home theater

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 2/28/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Industry

Advanta Corp. Class B	1.0%	Financial

Arbor Realty Trust, Inc	0.8%	Real estate

American Equity Investment Life Holding Co.	0.8%	Insurance

GulfMark Offshore, Inc.	0.8%	Energy

PFF Bancorp, Inc.	0.8%	Banking

Citizens Banking Corp.	0.8%	Banking

MCG Capital Corp.	0.8%	Investment/banking brokerage

Ruddick Corp.	0.8%	Food

Landamerica Financial Group, Inc.	0.8%	Insurance

Getty Realty Corp.	0.7%	Real estate

loudspeakers and auto security systems, but is best known for its after-market receivers for Sirius Radio. The stock has lagged, reflecting market concerns about the impact of the proposed merger of Sirius and XM Radio — if XM emerges as the leader, demand for Directed Electronics’ receivers may dry up. Since the receivers are a small part of the company’s overall profits, we believe these concerns are overblown and that this is an undervalued stock with room to grow. Therefore, we have added significantly to the fund’s position over the past year.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we begin the fund’s 2008 fiscal year, we continue to believe that the U.S. economy may remain relatively soft for a few more quarters. At this point in time, we do not foresee a recession, nor have we heard concerns about one in our numerous company management interviews.

Our strategy is generally to take a longer-term view of events rather than react to short-term circumstances. Ultimately, our management approach is tied to individual stock analysis and selection rather than macroeconomic forecasts. Small-cap value stocks have produced several years of strong returns and, while we continue to have high expectations for this asset class, we nonetheless believe that the market may be moderating somewhat. Many stocks in this area have been picked over, so uncovering strong performers will require increasingly vigilant research. We seek to be long-term investors and do not chase month-to-month performance. There are attractive investment opportunities in the market, and we believe that we have the process and expertise to uncover these undervalued companies. We are committed to maintaining a portfolio of stocks that, in our opinion, provide high-quality, attractive valuations; improving fundamentals; and solid performance prospects.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Your fund’s performance

This section shows your fund’s performance for periods ended February 28, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/07

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(1/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	233.00%	215.55%	214.45%	214.45%	214.24%	214.24%	220.40%	209.87%	238.24%
Annual average	16.50	15.71	15.66	15.66	15.65	15.65	15.93	15.44	16.73

5 years	98.80	88.31	91.52	89.52	91.57	91.57	93.96	87.66	101.36
Annual average	14.73	13.49	13.88	13.64	13.88	13.88	14.17	13.42	15.03

3 years	49.80	41.92	46.53	43.90	46.53	46.53	47.53	42.76	50.93
Annual average	14.42	12.38	13.58	12.90	13.58	13.58	13.84	12.60	14.71

1 year	10.32	4.51	9.52	5.03	9.51	8.61	9.71	6.12	10.56

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares. Class R shares became publicly available on 3/30/07.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $31,445 and $31,424, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $30,987 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $33,824. Class R shares became publicly available on 3/30/07.

Comparative index returns For periods ended 2/28/07

		Lipper Small-Cap
	Russell 2000	Value Funds
	Value Index	category average*

Life of fund	207.46%	195.72%
Annual average	15.33	14.56

5 years	101.04	91.05
Annual average	14.99	13.67

3 years	50.25	43.55
Annual average	14.53	12.73

1 year	14.34	10.99

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-year and life-of-fund periods ended 2/28/07, there were 262, 216, 160, and 113 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/28/07

Distributions	Class A		Class B	Class C	Class M	Class Y

Number	1		1	1	1	1

Income	$0.062		—	—	—	$0.107

Capital gains

Long-term	3.140		3.140	3.140	3.140	3.140

Short-term	0.177		0.177	0.177	0.177	0.177

Total	$3.379		$3.317	$3.317	$3.317	$3.424

Share value:	NAV	POP	NAV	NAV	NAV POP	NAV

2/28/06	$18.17	$19.18	$16.98	$17.02	$17.49 $18.08	$18.49

2/28/07	16.62	17.54	15.24	15.28	15.83 16.36	16.97

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(1/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Life of fund	237.60%	219.91%	218.37%	218.37%	218.15%	218.15%	224.65%	213.98%	243.03%
Annual average	16.50	15.71	15.64	15.64	15.63	15.63	15.93	15.44	16.73

5 years	82.18	72.60	75.40	73.40	75.46	75.46	77.72	71.94	84.52
Annual average	12.75	11.53	11.89	11.64	11.90	11.90	12.19	11.45	13.03

3 years	49.63	41.79	46.26	43.63	46.26	46.26	47.4	42.63	50.82
Annual average	14.38	12.34	13.51	12.83	13.51	13.51	13.81	12.57	14.68

1 year	7.81	2.17	6.98	2.60	6.98	6.10	7.24	3.75	8.09

Class R shares became publicly available on 3/30/07.

Fund’s annual operating expenses For the fiscal year ended 2/28/06

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	1.25%	2.00%	2.00%	1.75%	1.00%

Expense information in this table may differ from that shown in the next section and in the financial highlights of this report.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Value Fund from September 1, 2006, to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 7.03	$ 10.97	$ 10.97	$ 9.65	$ 5.71

Ending value (after expenses)	$1,130.50	$1,126.40	$1,126.90	$1,127.30	$1,132.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. No Class R shares were outstanding during this period.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2007, use the calculation method below. To find the value of your investment on September 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$ 6.66	$ 10.39	$ 10.39	$ 9.15	$ 5.41

Ending value (after expenses)	$1,018.20	$1,014.48	$1,014.48	$1,015.72	$1,019.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. No Class R shares were outstanding during this period.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized expense ratio*	1.33%	2.08%	2.08%	1.83%	1.08%

Average annualized expense ratio for Lipper peer group†	1.50%	2.25%	2.25%	2.00%	1.25%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower. No Class R shares were outstanding during this period.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Small Cap Value Fund	47%	29%	24%	24%	36%

Lipper Small-Cap Value Funds category average	70%	73%	67%	66%	76%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 2/28/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader and Michael Petro is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 2/28/06.

Trustee and Putnam employee fund ownership

As of February 28, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 647,000	$101,000,000

Putnam employees	$16,039,000	$459,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $600,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Edward Shadek is also a Portfolio Leader of Putnam Mid Cap Value Fund.

Edward Shadek and Michael Petro may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended February 28, 2007, Portfolio Member Michael Petro joined your fund’s management team. Portfolio Leader Eric Harthun left your fund’s management team to take up other fund management responsibilities at Putnam.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel —but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

29th	11th	35th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 256, 201, and 146 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Value Funds category for the one- and five-year periods ended March 31, 2007, were 51% and 39%, respectively. Over the one- and five-year periods ended March 31, 2007, the fund ranked 135th out of 267, and 64th out of 164 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Investment Funds and Shareholders of Putnam Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund, a series of Putnam Investment Funds, including the fund’s portfolio, as of February 28, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 12, 2007

The fund’s portfolio 2/28/07

COMMON STOCKS (100.2%)*

	Shares	Value

Advertising and Marketing Services (0.7%)
Nu Skin Enterprises, Inc. Class A (S)	166,681	$ 2,828,577
Valassis Communications, Inc. † (S)	156,600	2,605,824
		5,434,401

Aerospace and Defense (1.5%)
AAR Corp. †	135,589	3,946,996
Innovative Solutions &
Support, Inc. † (S)	182,550	3,813,470
Teledyne Technologies, Inc. †	92,900	3,534,845
		11,295,311

Airlines (0.6%)
SkyWest, Inc.	166,000	4,241,300

Automotive (1.6%)
American Axle & Manufacturing
Holdings, Inc.	184,000	4,513,520
ArvinMeritor, Inc. (S)	262,400	4,791,424
Midas, Inc. †	142,600	2,956,098
		12,261,042

Banking (9.0%)
AMCORE Financial, Inc.	130,800	4,278,468
BankAtlantic Bancorp, Inc. Class A	291,700	3,722,092
Bankunited Financial Corp. Class A (S)	164,700	4,021,974
Brookline Bancorp, Inc.	222,665	2,841,205
Citizens Banking Corp.	270,139	6,132,155
City Holding Co.	78,400	3,084,256
Colonial Bancgroup, Inc.	178,400	4,608,072
Columbia Banking Systems, Inc.	94,900	3,200,028
Corus Bankshares, Inc. (S)	173,500	3,220,160
East West Bancorp, Inc.	95,000	3,540,650
First Community Bancorp (S)	72,500	3,935,300
FirstFed Financial Corp. †	66,400	3,798,080
Flagstar Bancorp, Inc.	272,900	3,776,936
PFF Bancorp, Inc.	194,100	6,137,442
Provident Bankshares Corp.	110,540	3,792,627
Sterling Bancshares, Inc.	366,500	4,236,740
Webster Financial Corp.	93,700	4,627,843
		68,954,028

Basic Materials (1.0%)
Ameron International Corp.	51,600	3,812,208
Lamson & Sessions Co. (The) † (S)	128,900	3,883,757
		7,695,965

Building Materials (2.1%)
Goodman Global, Inc. †	271,270	5,154,130
Interface, Inc. Class A †	329,700	5,215,854
Lennox International, Inc.	160,973	5,524,593
		15,894,577

Chemicals (3.7%)
A. Schulman, Inc.	138,100	2,912,529
Airgas, Inc.	88,600	3,656,522
H.B. Fuller Co.	56,496	1,410,705
Olin Corp.	197,700	3,420,210
Omnova Solutions, Inc. †	671,613	4,083,407
PolyOne Corp. †	430,247	2,886,957

COMMON STOCKS (100.2%)* continued

	Shares	Value
Chemicals continued
RPM, Inc.	202,300	$ 4,733,820
Spartech Corp.	29,300	775,864
UAP Holding Corp.	171,870	4,360,342
		28,240,356

Commercial and Consumer Services (2.5%)
Aaron Rents, Inc.	120,372	3,293,378
Advance America Cash Advance
Centers, Inc.	252,100	3,436,123
Diamond Management & Technology
Consultants, Inc.	147,900	2,231,811
ePlus, Inc. †	48,000	515,520
Global Cash Access, Inc. †	167,128	2,570,429
Maximus, Inc. (S)	138,400	4,171,376
URS Corp. †	71,400	2,968,098
		19,186,735

Communications Equipment (2.1%)
Belden CDT, Inc. (S)	92,500	4,289,225
EFJ, Inc. †	367,674	2,323,700
Foundry Networks, Inc. †	250,825	3,662,045
Gilat Satellite Networks, Ltd.
(Israel) †	370,300	3,136,441
Radyne Comstream Corp. †	293,900	2,874,342
		16,285,753

Computers (2.9%)
Agilysys, Inc.	204,411	4,292,631
Brocade Communications
Systems, Inc. †	365,600	3,294,056
Emulex Corp. †	231,200	4,138,480
Neoware Systems, Inc. † (S)	212,900	2,507,962
Smart Modular Technologies
WWH, Inc. †	378,100	4,102,385
Xyratex, Ltd. (Bermuda) †	162,900	3,705,975
		22,041,489

Conglomerates (1.1%)
AMETEK, Inc.	98,600	3,372,120
Crane Co.	127,870	4,870,568
		8,242,688

Consumer Finance (0.6%)
Capital Trust, Inc. Class A (R)	103,975	4,782,850

Distribution (1.0%)
Spartan Stores, Inc.	130,600	3,080,854
Watsco, Inc.	83,300	4,195,821
		7,276,675

Electric Utilities (1.3%)
Black Hills Corp. (S)	133,346	4,807,123
Westar Energy, Inc.	186,000	4,997,820
		9,804,943

Electrical Equipment (0.8%)
Rofin-Sinar Technologies, Inc. †	41,860	2,517,460
WESCO International, Inc. † (S)	53,700	3,583,401
		6,100,861

COMMON STOCKS (100.2%)* continued

	Shares	Value

Electronics (5.1%)
Avnet, Inc. †	118,838	$ 4,345,906
Benchmark Electronics, Inc. †	108,300	2,326,284
Directed Electronics, Inc. †	484,060	4,254,887
General Cable Corp. †	61,267	3,060,287
Komag, Inc. †	80,300	2,729,397
Microsemi Corp. †	192,800	3,906,128
MoSys, Inc. † (S)	310,500	2,412,585
Park Electrochemical Corp.	139,100	3,889,236
RF Micro Devices, Inc. † (S)	627,799	5,009,836
TTM Technologies, Inc. †	318,900	3,616,326
X-Rite, Inc. (S)	303,700	3,586,697
		39,137,569

Energy (1.7%)
GulfMark Offshore, Inc. †	160,500	6,349,380
Hydril Co. †	12,300	1,170,345
Tidewater, Inc.	107,900	5,607,563
		13,127,288

Entertainment (0.2%)
Carmike Cinemas, Inc.	15,600	353,808
National CineMedia, Inc. †	41,210	1,080,526
		1,434,334

Financial (1.0%)
Advanta Corp. Class B	189,800	7,927,946

Food (1.3%)
Ruddick Corp.	204,600	5,796,318
Sanderson Farms, Inc. (S)	115,900	3,749,365
		9,545,683

Forest Products and Packaging (1.5%)
Albany International Corp.	99,300	3,396,060
Silgan Holdings, Inc.	80,700	3,971,247
Universal Forest Products, Inc.	78,000	4,042,740
		11,410,047

Health Care Services (3.1%)
Healthspring, Inc. †	253,280	5,351,806
Hooper Holmes, Inc. †	1,378,100	5,305,685
Odyssey Healthcare, Inc. †	237,700	3,227,966
Pediatrix Medical Group, Inc. †	75,500	4,084,550
Sierra Health Services, Inc. †	145,700	5,414,212
		23,384,219

Homebuilding (0.4%)
Champion Enterprises, Inc. †	431,100	3,418,623

Household Furniture and Appliances (1.0%)
Furniture Brands
International, Inc. (S)	202,800	3,252,912
Tempur-Pedic International, Inc. (S)	189,011	4,704,484
		7,957,396

COMMON STOCKS (100.2%)* continued

	Shares	Value

Insurance (9.8%)
American Equity Investment Life
Holding Co. (S)	487,300	$ 6,461,598
Commerce Group, Inc.	184,300	5,283,881
Employers Holdings, Inc. †	116,583	2,378,293
FBL Financial Group, Inc. Class A	110,197	4,289,969
Fremont General Corp. (S)	224,800	1,978,240
Hub International, Ltd.	68,300	2,680,775
Infinity Property & Casualty Corp.	93,900	4,336,302
Landamerica Financial Group, Inc.	82,700	5,753,439
Navigators Group, Inc. †	75,941	3,774,268
Ohio Casualty Corp.	177,300	5,287,086
Philadelphia Consolidated
Holding Corp. † (S)	108,000	4,958,280
Presidential Life Corp.	239,000	4,880,380
Selective Insurance Group	201,998	4,936,831
State Auto Financial Corp.	130,700	4,235,987
Stewart Information Services	99,800	4,051,880
Triad Guaranty, Inc. †	88,800	4,036,848
Zenith National Insurance Corp.	107,100	5,156,865
		74,480,922

Investment Banking/Brokerage (0.8%)
MCG Capital Corp.	311,500	5,902,925

Leisure (0.6%)
Arctic Cat, Inc.	185,788	3,450,083
Monaco Coach Corp.	65,923	1,062,020
		4,512,103

Machinery (2.0%)
Applied Industrial
Technologies, Inc. (S)	164,400	3,943,956
Gardner Denver, Inc. †	101,111	3,424,630
Imation Corp.	83,800	3,486,918
Tennant Co.	136,170	4,191,313
		15,046,817

Manufacturing (1.0%)
Gehl, Co. †	144,900	3,674,664
Smith (A.O.) Corp.	108,100	4,180,227
		7,854,891

Media (0.5%)
Journal Communications, Inc.
Class A	265,700	3,539,124

Medical Technology (2.9%)
Datascope Corp.	141,300	5,058,540
Edwards Lifesciences Corp. †	73,600	3,714,592
Hanger Orthopedic Group, Inc. †	391,360	4,567,171
PSS World Medical, Inc. †	198,700	4,121,038
Vital Signs, Inc.	88,428	4,676,073
		22,137,414

Metal Fabricators (1.1%)
Mueller Industries, Inc.	127,000	3,784,600
USEC, Inc. †	340,200	4,824,036
		8,608,636

COMMON STOCKS (100.2%)* continued

	Shares	Value

Metals (1.8%)
Quanex Corp. (S)	129,325	$ 5,055,314
Reliance Steel & Aluminum Co.	100,758	4,600,610
Steel Dynamics, Inc.	101,900	3,845,706
		13,501,630

Natural Gas Utilities (0.7%)
Energen Corp.	107,600	5,216,448

Office Equipment & Supplies (0.6%)
Steelcase, Inc. (S)	217,700	4,227,734

Oil & Gas (3.6%)
Cabot Oil & Gas Corp. Class A	69,800	4,715,688
Energy Partners, Ltd. † (S)	114,500	2,484,650
Petroleum Development Corp. †	84,400	4,420,028
Range Resources Corp. (S)	126,500	4,039,145
St. Mary Land & Exploration Co. (S)	143,700	5,174,637
Swift Energy Co. †	39,500	1,534,180
Universal Compression
Holdings, Inc. †	73,700	4,934,215
		27,302,543

Pharmaceuticals (1.9%)
Alpharma, Inc. Class A (S)	182,120	4,800,683
Owens & Minor, Inc.	152,200	5,018,034
Sciele Pharma, Inc. †	207,610	4,775,030
		14,593,747

Photography/Imaging (0.3%)
Ikon Office Solutions, Inc.	147,032	2,055,507

Publishing (0.4%)
GateHouse Media, Inc. (S)	169,280	3,273,875

Real Estate (7.2%)
American Home Mortgage
Investment Corp. (R) (S)	154,494	4,225,411
Arbor Realty Trust, Inc (R)	210,100	6,468,979
Deerfield Triarc Capital Corp. (R)	357,800	5,510,120
DiamondRock Hospitality Co. (R)	243,110	4,397,860
Entertainment Properties
Trust (R) (S)	84,672	5,546,016
Getty Realty Corp. (R)	189,500	5,622,465
Grubb & Ellis Co. †	287,092	3,201,076
Hersha Hospitality Trust (R)	306,000	3,411,900
Innkeepers USA Trust (R)	271,500	4,534,050
M/I Schottenstein Homes, Inc.	113,900	3,579,877
National Health
Investors, Inc. (R) (S)	138,800	4,219,520
NorthStar Realty Finance Corp. (R)	285,975	4,338,241
		55,055,515

Restaurants (1.0%)
Landry’s Restaurants, Inc. (S)	135,200	3,977,584
Morton’s Restaurant Group, Inc. †	187,000	3,515,600
		7,493,184

COMMON STOCKS (100.2%)* continued

	Shares	Value

Retail (6.8%)
Big 5 Sporting Goods Corp.	148,874	$ 3,556,600
Cache, Inc. †	152,990	3,440,745
Charlotte Russe Holding, Inc. †	64,900	1,894,431
CSK Auto Corp. † (S)	299,100	5,171,456
Haverty Furniture Cos., Inc.	284,200	4,152,162
Jos. A. Bank Clothiers, Inc. † (S)	149,200	4,598,344
K-Swiss, Inc. Class A	112,800	3,179,832
Nash Finch Co. (S)	139,200	4,184,352
Sonic Automotive, Inc.	151,700	4,459,980
Stage Stores, Inc.	232,500	5,098,725
Toro Co. (The)	73,300	3,851,915
Tween Brands, Inc. †	124,100	4,448,985
Wolverine World Wide, Inc.	138,200	3,835,050
		51,872,577

Semiconductor (2.2%)
Brooks Automation, Inc. †	318,084	4,939,845
Cohu, Inc.	162,864	3,035,785
Standard Microsystems Corp. †	127,622	3,646,161
Ultra Clean Holdings †	315,810	5,147,703
		16,769,494

Shipping (1.2%)
Arkansas Best Corp.	127,600	5,036,372
EGL, Inc. †	120,800	4,253,368
		9,289,740

Software (1.2%)
Hyperion Solutions Corp. † (S)	102,700	4,399,668
Parametric Technology Corp. †	257,700	4,914,339
		9,314,007

Staffing (1.0%)
Kforce, Inc. †	306,780	4,172,208
MPS Group, Inc. †	266,700	3,819,144
		7,991,352

Technology (0.1%)
LaBarge, Inc. †	77,080	1,009,748

Technology Services (0.3%)
Acxiom Corp.	6,100	130,296
United Online, Inc. (S)	182,200	2,395,930
		2,526,226

Telecommunications (2.1%)
Brightpoint, Inc. †	456,930	5,515,145
Consolidated Communications
Holdings, Inc.	198,100	4,037,278
Earthlink, Inc. † (S)	516,135	3,674,881
InPhonic, Inc. † (S)	216,900	2,696,067
		15,923,371

COMMON STOCKS (100.2%)* continued

	Shares	Value

Textiles (0.8%)
Phillips-Van Heusen Corp.	75,100	$ 4,118,484
Unifirst Corp.	53,730	2,241,616
		6,360,100

Transportation Services (0.5%)
Landstar Systems, Inc. (S)	88,300	3,946,127

Total common stocks (cost $545,435,184)		$ 764,887,836

SHORT-TERM INVESTMENTS (12.7%)*

	Principal amount	Value

Interest in $667,000,000 joint
tri-party repurchase agreement
dated February 28, 2007 with Bank
of America Securities, LLC due
March 1, 2007 with respect
to various U.S. Government
obligations — maturity value
of $763,113 for an effective
yield of 5.33% (collateralized by
Fannie Mae with a yield of 5.00%
and a due date of June 1, 2035
valued at $680,340,000)	$ 763,000	$ 763,000
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.29%
to 5.46% and due dates ranging
from March 1, 2007 to April 29,
2007 (d)	96,264,648	96,085,004

Total short-term investments (cost $96,848,004)		$ 96,848,004

TOTAL INVESTMENTS

Total investments (cost $642,283,188)		$ 861,735,840

* Percentages indicated are based on net assets of $763,143,321.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at February 28, 2007.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/07

ASSETS

Investment in securities, at value, including $93,313,495 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $642,283,188)	$861,735,840

Cash	1,202,541

Dividends, interest and other receivables	591,922

Receivable for shares of the fund sold	709,787

Receivable for securities sold	5,877,681

Total assets	870,117,771

LIABILITIES

Payable for securities purchased	6,777,422

Payable for shares of the fund repurchased	1,878,140

Payable for compensation of Manager (Notes 2 and 5)	1,459,982

Payable for investor servicing and custodian fees (Note 2)	164,805

Payable for Trustee compensation and expenses (Note 2)	80,684

Payable for administrative services (Note 2)	2,046

Payable for distribution fees (Note 2)	365,046

Collateral on securities loaned, at value (Note 1)	96,085,004

Other accrued expenses	161,321

Total liabilities	106,974,450

Net assets	$763,143,321

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$501,810,572

Undistributed net investment income (Note 1)	389,889

Accumulated net realized gain on investments (Note 1)	41,490,208

Net unrealized appreciation of investments	219,452,652

Total — Representing net assets applicable to capital shares outstanding	$763,143,321

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($522,838,813 divided by 31,462,441 shares)	$16.62

Offering price per class A share (100/94.75 of $16.62)*	$17.54

Net asset value and offering price per class B share ($147,306,551 divided by 9,668,202 shares)**	$15.24

Net asset value and offering price per class C share ($38,799,451 divided by 2,539,990 shares)**	$15.28

Net asset value and redemption price per class M share ($7,322,415 divided by 462,430 shares)	$15.83

Offering price per class M share (100/96.75 of $15.83)*	$16.36

Net asset value, offering price and redemption price per class Y share ($46,876,091 divided by 2,761,945 shares)	$16.97

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/07

INVESTMENT INCOME

Dividends (net of foreign tax of $4,269)	$ 12,871,197

Interest (including interest income of $137,392 from investments in affiliated issuers) (Note 5)	162,488

Securities lending	350,869

Total investment income	13,384,554

EXPENSES

Compensation of Manager (Note 2)	5,982,778

Investor servicing fees (Note 2)	1,749,954

Custodian fees (Note 2)	193,823

Trustee compensation and expenses (Note 2)	47,320

Administrative services (Note 2)	33,784

Distribution fees — Class A (Note 2)	1,225,837

Distribution fees — Class B (Note 2)	1,975,241

Distribution fees — Class C (Note 2)	406,032

Distribution fees — Class M (Note 2)	54,526

Other	294,621

Non-recurring costs (Notes 2 and 6)	15,991

Costs assumed by Manager (Notes 2 and 6)	(15,991)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 6)	(310,079)

Total expenses	11,653,837

Expense reduction (Note 2)	(152,275)

Net expenses	11,501,562

Net investment income	1,882,992

Net realized gain on investments (Notes 1 and 3)	125,200,537

Net unrealized depreciation of investments during the year	(55,138,117)

Net gain on investments	70,062,420

Net increase in net assets resulting from operations	$ 71,945,412

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	2/28/07	2/28/06

Operations:
Net investment income	$ 1,882,992	$ 260,605

Net realized gain on investments	125,200,537	162,138,386

Net unrealized depreciation of investments	(55,138,117)	(41,834,959)

Net increase in net assets resulting from operations	71,945,412	120,564,032

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(1,638,067)	—

Class B	—	—

Class C	—	—

Class M	—	—

Class Y	(263,291)	—

Net realized short-term gain on investments

Class A	(4,676,415)	(4,320,959)

Class B	(1,664,140)	(2,398,458)

Class C	(395,144)	(430,905)

Class M	(69,083)	(93,627)

Class Y	(435,539)	(684,047)

From net realized long-term gain on investments

Class A	(82,960,150)	(80,508,654)

Class B	(29,522,037)	(44,688,361)

Class C	(7,009,898)	(8,028,677)

Class M	(1,225,549)	(1,744,463)

Class Y	(7,726,506)	(12,745,251)

Redemption fees (Note 1)	5,628	917

Increase (decrease) from capital share transactions (Note 4)	9,527,508	(66,246,690)

Total decrease in net assets	(56,107,271)	(101,325,143)

NET ASSETS

Beginning of year	819,250,592	920,575,735

End of year (including undistributed net investment income of $389,889 and $396,363, respectively)	$763,143,321	$ 819,250,592

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 28, 2007	$18.17	.08(d,e)	1.75	1.83	(.06)	(3.32)	—	(3.38)	—(f)	$16.62	10.32(e)	$522,839	1.27(d,e)	.46(d,e)	47.18
February 28, 2006	19.11	.05(d,g)	2.80	2.85	—	(3.79)	—	(3.79)	—(f )	18.17	16.24	476,251	1.25(d)	.28(d,g)	28.65
February 28, 2005	18.01	—(d,f)	3.00	3.00	—	(1.90)	—	(1.90)	—(f )	19.11	16.83	496,588	1.38(d)	(.03)(d)	24.00
February 29, 2004	10.51	.04	7.46	7.50	—	—	—	—	—	18.01	71.36	482,998	1.34	.29	24.40
February 28, 2003	13.83	.02	(3.13)	(3.11)	—	(.21)	—(f )	(.21)	—	10.51	(22.56)	346,527	1.27	.19	36.46

CLASS B
February 28, 2007	$16.98	(.05)(d,e)	1.63	1.58	—	(3.32)	—	(3.32)	—(f )	$15.24	9.52(e)	$147,307	2.02(d,e)	(.29)(d,e)	47.18
February 28, 2006	18.22	(.08)(d,g)	2.63	2.55	—	(3.79)	—	(3.79)	—(f )	16.98	15.35	242,985	2.00(d)	(.47)(d,g)	28.65
February 28, 2005	17.37	(.14)(d)	2.89	2.75	—	(1.90)	—	(1.90)	—(f )	18.22	15.99	281,226	2.13(d)	(.78)(d)	24.00
February 29, 2004	10.21	(.06)	7.22	7.16	—	—	—	—	—	17.37	70.13	320,905	2.09	(.46)	24.40
February 28, 2003	13.55	(.07)	(3.06)	(3.13)	—	(.21)	—(f )	(.21)	—	10.21	(23.17)	267,374	2.02	(.57)	36.46

CLASS C
February 28, 2007	$17.02	(.05)(d,e)	1.63	1.58	—	(3.32)	—	(3.32)	—(f )	$15.28	9.51(e)	$38,799	2.02(d,e)	(.29)(d,e)	47.18
February 28, 2006	18.25	(.08)(d,g)	2.64	2.56	—	(3.79)	—	(3.79)	—(f )	17.02	15.39	43,993	2.00(d)	(.47)(d,g)	28.65
February 28, 2005	17.40	(.14)(d)	2.89	2.75	—	(1.90)	—	(1.90)	—(f )	18.25	15.96	46,641	2.13(d)	(.78)(d)	24.00
February 29, 2004	10.23	(.06)	7.23	7.17	—	—	—	—	—	17.40	70.09	49,511	2.09	(.46)	24.40
February 28, 2003	13.57	(.07)	(3.06)	(3.13)	—	(.21)	—(f )	(.21)	—	10.23	(23.14)	42,732	2.02	(.56)	36.46

CLASS M
February 28, 2007	$17.49	(.01)(d,e)	1.67	1.66	—	(3.32)	—	(3.32)	—(f )	$15.83	9.71(e)	$7,322	1.77(d,e)	(.04)(d,e)	47.18
February 28, 2006	18.61	(.04)(d,g)	2.71	2.67	—	(3.79)	—	(3.79)	—(f )	17.49	15.70	7,799	1.75(d)	(.22)(d,g)	28.65
February 28, 2005	17.67	(.09)(d)	2.93	2.84	—	(1.90)	—	(1.90)	—(f )	18.61	16.24	10,561	1.88(d)	(.53)(d)	24.00
February 29, 2004	10.36	(.03)	7.34	7.31	—	—	—	—	—	17.67	70.56	11,935	1.84	(.21)	24.40
February 28, 2003	13.70	(.04)	(3.09)	(3.13)	—	(.21)	—(f )	(.21)	—	10.36	(22.92)	10,027	1.77	(.34)	36.46

CLASS Y
February 28, 2007	$18.49	.13(d,e)	1.78	1.91	(.11)	(3.32)	—	(3.43)	—(f )	$16.97	10.56(e)	$46,876	1.02(d,e)	.71(d,e)	47.18
February 28, 2006	19.34	.11(d,g)	2.83	2.94	—	(3.79)	—	(3.79)	—(f )	18.49	16.53	48,223	1.00(d)	.55(d,g)	28.65
February 28, 2005	18.16	.03(d)	3.05	3.08	—	(1.90)	—	(1.90)	—(f)	19.34	17.14	85,561	1.13(d)	.25(d)	24.00
February 29, 2004	10.57	.08	7.51	7.59	—	—	—	—	—	18.16	71.81	103,874	1.09	.52	24.40
February 28, 2003	13.87	.06	(3.15)	(3.09)	—	(.21)	—(f )	(.21)	—	10.57	(22.35)	36,979	1.02	.48	36.46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 33

Financial highlights (Continued)

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

February 28, 2007	<0.01%

February 28, 2006	<0.01

February 28, 2005	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.04% of average net assets for the period ended February 28, 2007 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class Y	<0.01	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/07

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M and class Y shares. Effective March 30, 2007, the fund began offering class R shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately seven years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Effective April 2007, class B shares will convert to class A shares after approximately six years. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At February 28, 2007, the value of securities loaned amounted to $93,313,495. The fund received cash collateral of $96,085,004 which is pooled with collateral of other Putnam funds into 28 issues of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sales transactions, nontaxable dividends, tax equalization, and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2007, the fund reclassified $11,892 to increase undistributed net investment income and $8,835,681 to increase paid-in-capital, with a decrease to accumulated net realized gains of $8,847,573.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2007 (the current fiscal year end) were as follows:

Unrealized appreciation	$237,389,526
Unrealized depreciation	(18,481,421)
—————————————
Net unrealized appreciation	218,908,105
Undistributed short term gain	9,555,525
Undistributed long term gain	32,869,119
Cost for federal income tax purposes	$642,827,735

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 29, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended February 28, 2007, Putnam Management did not waive any of its management fee from the fund.

For the year ended February 28, 2007, Putnam Management has assumed $15,991 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended February 28, 2007, the fund incurred $1,934,704 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended February 28, 2007, the fund’s expenses were reduced by $152,275 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $394, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended February 28, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $12,571 and $240 from the sale of class A and class M shares, respectively, and received $118,659 and $701 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2007, Putnam Retail Management, acting as underwriter, received $661 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $369,656,808 and $482,303,292, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 2/28/07:
Shares sold	9,147,477	$ 163,667,395

Shares issued in connection with
reinvestment of distributions	4,854,842	79,619,407

	14,002,319	243,286,802

Shares repurchased	(8,744,848)	(155,916,886)

Net increase	5,257,471	$ 87,369,916

Year ended 2/28/06:
Shares sold	3,996,996	$ 75,428,967

Shares issued in connection with
reinvestment of distributions	4,734,623	80,630,633

	8,731,619	156,059,600

Shares repurchased	(8,506,788)	(160,651,673)

Net increase (decrease)	224,831	$ (4,592,073)

CLASS B	Shares	Amount

Year ended 2/28/07:
Shares sold	487,424	$ 7,864,900

Shares issued in connection with
reinvestment of distributions	1,882,079	28,344,104

	2,369,503	36,209,004

Shares repurchased	(7,007,437)	(115,206,257)

Net decrease	(4,637,934)	$ (78,997,253)

Year ended 2/28/06:
Shares sold	586,610	$ 10,231,642

Shares issued in connection with
reinvestment of distributions	2,677,271	42,675,708

	3,263,881	52,907,350

Shares repurchased	(4,391,833)	(78,668,859)

Net decrease	(1,127,952)	$ (25,761,509)

CLASS C	Shares	Amount

Year ended 2/28/07:
Shares sold	146,129	$ 2,332,593

Shares issued in connection with
reinvestment of distributions	420,971	6,352,459

	567,100	8,685,052

Shares repurchased	(612,101)	(10,040,828)

Net decrease	(45,001)	$ (1,355,776)

Year ended 2/28/06:
Shares sold	122,961	$ 2,087,533

Shares issued in connection with
reinvestment of distributions	453,007	7,234,517

	575,968	9,322,050

Shares repurchased	(546,581)	(9,687,998)

Net increase (decrease)	29,387	$ (365,948)

CLASS M	Shares	Amount

Year ended 2/28/07:
Shares sold	24,767	$ 415,085

Shares issued in connection with
reinvestment of distributions	80,233	1,254,852

	105,000	1,669,937

Shares repurchased	(88,505)	(1,518,958)

Net increase	16,495	$ 150,979

Year ended 2/28/06:
Shares sold	122,484	$ 2,123,974

Shares issued in connection with
reinvestment of distributions	110,356	1,809,832

	232,840	3,933,806

Shares repurchased	(354,352)	(6,266,613)

Net decrease	(121,512)	$(2,332,807)

CLASS Y	Shares	Amount

Year ended 2/28/07:
Shares sold	786,248	$ 13,763,970

Shares issued in connection with
reinvestment of distributions	503,603	8,425,336

	1,289,851	22,189,306

Shares repurchased	(1,136,040)	(19,829,664)

Net increase	153,811	$ 2,359,642

Year ended 2/28/06:
Shares sold	837,204	$ 15,994,334

Shares issued in connection with
reinvestment of distributions	775,812	13,429,298

	1,613,016	29,423,632

Shares repurchased	(3,429,249)	(62,617,985)

Net decrease	(1,816,233)	$(33,194,353)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 28, 2007, management fees paid were reduced by $3,214 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $137,392 for the year ended February 28, 2007. During the year ended February 28, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $75,689,560 and $89,491,349, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $148,440 in proceeds paid by Putnam Management.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $306,865 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage commissions (Unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $107,497,424 as long term capital gain, for its taxable year ended February 28, 2007.

The fund designated 48.8% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2007, the fund hereby designates 49.4%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended February 28, 2007. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, and Lehman Brothers. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended February 28, 2007.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, First Albany Corporation, JPMorgan Clearing, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner of and advisor to the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to 2007, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984
and President since 2000

Mr. Putnam is President of New Generation Research, Inc.
(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation
companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC
(a registered investment adviser). He is a Trustee of St. Mark’s
School and Shore Country Day School, and until 2002 was a
Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of
Dechert LLP (formerly known as Dechert Price & Rhoads) in
Philadelphia. He is a graduate of Harvard College, Harvard
Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2007, there were 106 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

Robert R. Leveille (Born 1969)
Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management, and Putnam Retail Management. Prior to 2005, member of Bell Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel, Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number
of voluntary initiatives designed to reduce fund expenses,
provide investors with more useful information, and help
safeguard the interests of all Putnam investors.
Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) . * Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	George Putnam, III	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109		Vice President, Clerk and Assistant Treasurer
Charles E. Porter
Marketing Services	Executive Vice President, Principal	Wanda M. McManus
Putnam Retail Management	Executive Officer, Associate Treasurer, and	Vice President, Senior Associate Treasurer and
One Post Office Square	Compliance Liaison	Assistant Clerk
Boston, MA 02109
	Jonathan S. Horwitz	Nancy E. Florek
Custodians	Senior Vice President and Treasurer	Vice President, Assistant Clerk, Assistant
Putnam Fiduciary Trust Company,		Treasurer and Proxy Manager
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting Officer
Accounting Firm	and Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Beth S. Mazor
Charles B. Curtis	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	James P. Pappas
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Kenneth R. Leibler	Richard S. Robie, III
Robert E. Patterson	Vice President
George Putnam, III
W. Thomas Stephens	Francis J. McNamara, III
Richard B. Worley	Vice President and Chief Legal Officer

Robert R. Leveille
Chief Compliance Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN069 240599 4/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2007	$41,227*	$--	$3,050	$528
February 28, 2006	$32,888*	$--	$2,778	$ -

* Includes fees of $4,977 and $2,610 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended February 28, 2007 and February 28, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended February 28, 2007and February 28, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,578 and $2,778 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
February 28,
2007	$ -	$ -	$ -	$ -
February 28
, 2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith

Janet C. Smith
Principal Accounting Officer

Date: April 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 27, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 27, 2007